SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                 FORM 8-K/A

                               CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934

                              January 23, 1997
                     (Date of earliest event reported)

                           LAM RESEARCH CORPORATION
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           (Exact name of registrant as specified in its charter)

          Delaware              000-12701                94-2634797
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      (State or other       (Commission File         (I.R.S. Employer
      jurisdiction of            Number)              Identification
      incorporation)                                          Number)

      4650 Cushing Parkway, Fremont, California             94538
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      (Address of principal executive offices)            (Zip Code)

                                 (510) 659-0200
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            (Registrant's telephone number, including area code)

                                   N/A
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       (Former name or former address, if changed since last report)



      Item 5.  Other Events.

                Pursuant to Rule 12b-15 of the Securities and Exchange Act of 1934, as amended, this amendment to the Current Report on Form 8-K amends the Current Report on Form 8-K filed on February 4, 1997.

                On January 23, 1997, the Board of Directors of Lam Research Corporation (the "Company") adopted a shareholder rights plan, as set forth in the Rights Agreement (the "Rights Agreement") entered into between the Company and ChaseMellon Shareholder Services, L.L.C., as Rights Agent. Pursuant to the Rights Agreement, one right ("Right") will be issued for each share of common stock, par value $0.001 per share, of the Company outstanding as of the close of business on January 31, 1997. Each of the Rights will entitle the registered holder to purchase from the Company one one-thousandth of a share of Series A Junior Participating Preferred Stock, par value $0.001 per share, at a price of $250. The Rights generally will not become exercisable unless and until, among other things, any person acquires beneficial ownership of 15% or more of the outstanding stock. The Rights are generally redeemable at $0.001 per Right at any time until 10 business days following a public announcement that a 15% or greater position in the Company's common stock has been acquired. The Rights will expire, unless earlier redeemed or exchanged, on January 31, 2007. A description of the Rights is set forth in Exhibit C to the Rights Agreement, a copy of which is incorporated herein by reference as Exhibit 4.1.

                On January 23, 1997, the Board of Directors of the Company also adopted a number of amendments to the Company's Bylaws (the "Bylaw Amendments"). The Bylaw Amendments provide, among other things, that special meetings of stockholders may be called only at the direction of the Board of Directors, the chairman of the board or the president of the Company. The Bylaw Amendments also establish an advance notice procedure for the nomination, other than by or at the direction of the Board of Directors, of candidates for election as directors as well as for other stockholder proposals to be considered at annual meetings of stockholders. The Bylaw Amendments further provide for the Board of Directors to fix a record date for the Company to determine the stockholders entitled to consent to corporate action in writing without a meeting. The Bylaw Amendments make additional provisions for cumulative voting at the election of the directors of the Company and prompt special board meetings. Certain of the provisions of the Bylaw Amendments may have the effect of delaying or deferring a change in control of the Company. A copy of the Restated and Amended Bylaws of the Company, incorporating all Bylaw Amendments, is incorporated herein by reference as Exhibit 3.1.


      Item 7.  Financial Statements and Exhibits.

      (c)  Exhibits.

      Exhibit No.    Description
      -----------    -----------
         3.1         Amended and Restated Bylaws of the Company,
                     dated as of January 23, 1997.

         4.1 Rights Agreement, dated as of January 23, 1997, between Lam Research Corporation and ChaseMellon Shareholder Services, L.L.C., which includes as Exhibit B thereto the Form of Rights Certificate.*

         99.1        Press Release of the Company, dated January
                     24, 1997.

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      *    Incorporated herein by reference to Exhibit 1 to the
           Company's Registration Statement on Form 8-A/A, dated
           January 30, 1997.


                               SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                               LAM RESEARCH CORPORATION

                               BY:/s/ Richard H. Lovgren
                                  ---------------------------------
                                   Richard H. Lovgren
                                   Vice President, General Counsel
                                     and Secretary

      Dated:  March 14, 1997


                            INDEX TO EXHIBITS

        Exhibit No.    Description
        -----------    -----------
            3.1        Amended and Restated Bylaws of the Company,
                       dated January 23, 1997.

            4.1 Rights Agreement, dated as of January 23, 1997, between Lam Research Corporation and ChaseMellon Shareholder Services, L.L.C., which includes as Exhibit B thereto the Form of Rights Certificate.*

           99.1        Press Release of the Company, dated January
                       24, 1997.

       ----------------------
       * Incorporated herein by reference to Exhibit 1 to the Company's Registration Statement on Form 8-A/A, dated
            January 30, 1997.